                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Ashok L. Aranha
                                             -----------------------------------
                                             Ashok L. Aranha

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Leonard H. Chuderewicz
                                             -----------------------------------
                                             Leonard H. Chuderewicz

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Richard Leblanc
                                             -----------------------------------
                                             Richard Leblanc

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Louis L. Schorsch
                                             -----------------------------------
                                             Louis L. Schorsch

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Peter D. Southwick
                                             -----------------------------------
                                             Peter D. Southwick

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Muni Krishna T. Reddy
                                             -----------------------------------
                                             Muni Krishna T. Reddy

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Michael G. Rippey
                                             -----------------------------------
                                             Michael G. Rippey

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Robert B. McKersie
                                             -----------------------------------
                                             Robert B. McKersie

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Lakshmi N. Mittal
                                             -----------------------------------
                                             Lakshmi N. Mittal

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Malay Mukherjee
                                             -----------------------------------
                                             Malay Mukherjee

                                                                      EXHIBIT 24

                                ISPAT INLAND INC.

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and
(or) officer of Ispat Inland Inc., a Delaware corporation, do hereby nominate, constitute and appoint Thomas A. McCue, Marc R. Jeske, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ispat Inland Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ispat Inland Inc. for the fiscal year ended December 31, 2004, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Ispat Inland Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2005.

                                             /s/ Jean-Pierre Picard
                                             -----------------------------------
                                             Jean-Pierre Picard